                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Argonaut Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                [ARGONAUT LOGO]

                         10101 REUNION PLACE, SUITE 800
                            SAN ANTONIO, TEXAS 78216
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 24, 2001

     The annual meeting of stockholders of Argonaut Group, Inc. (the "Annual Meeting") will be held on Tuesday, April 24, 2001, at 11:00 a.m. at La Mansion del Rio Hotel, 112 College Street, San Antonio, Texas 78205.

     The Annual Meeting is called for the following purposes:

          1. To elect directors.

          2. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on February 23, 2001 as the record date for determining those stockholders who will be entitled to vote at the Annual Meeting. A list of such stockholders will be open to examination by any stockholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting during ordinary business hours at the Argonaut Group, Inc., Corporate Offices, 10101 Reunion Place, Suite 800, San Antonio, Texas 78216.

     The vote of each stockholder is important. I urge you to sign, date and return the enclosed proxy card as promptly as possible. In this way, you can be sure your shares will be voted at the Annual Meeting.

                                          By Order of the Board of Directors

                                          Mark W. Haushill
                                          Secretary

March 23, 2001

REGARDLESS OF WHETHER YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED.

                                [ARGONAUT LOGO]
                               CORPORATE OFFICES:
                         10101 REUNION PLACE, SUITE 800
                            SAN ANTONIO, TEXAS 78216
                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by Argonaut Group, Inc. ("Argonaut Group" or the "Company") of the enclosed proxy to vote shares of the Company's Common Stock (the "Common Stock") at the annual meeting of stockholders (the "Annual Meeting") to be held on Tuesday, April 24, 2001, at 11:00 a.m. at La Mansion del Rio Hotel, 112 College Street, San Antonio, Texas 78205 and at any postponements or adjournments thereof.

     Shares represented by duly executed proxies in the accompanying form received before the Annual Meeting will be voted at the Annual Meeting. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may also be revoked by any stockholder present at the Annual Meeting who expresses a desire to vote in person. If a stockholder specifies a choice on any matter to be acted upon by means of the ballot provided in the accompanying proxy, the shares will be voted accordingly. If no specification is made, the shares represented by the proxy will be voted in favor of election of the nominees specified herein.

     The principal solicitation of proxies is being made by mail, however, additional solicitation may be made by directors, officers and regular employees of the Company and its subsidiaries. The Company has retained the services of W.
F. Doring & Co. to aid in the solicitation of proxies. Fees and expenses to be incurred by the Company in this connection are estimated not to exceed $10,000. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation materials. This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about March 23, 2001.

                               VOTING SECURITIES

SECURITIES OUTSTANDING

     February 23, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. On that date there were 21,758,812 shares of the Common Stock issued, outstanding and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share held on all matters submitted to a vote of stockholders.

     Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Since there is no particular percentage of either the outstanding shares or the shares represented at the Annual Meeting required to elect a director, abstentions and broker non-votes will have the same effect as the failure of shares to be represented at the Annual Meeting, except that the shares subject to such abstentions or non-votes will be counted for purposes of determining whether there is a quorum for taking stockholder action.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 23, 2001 of each person known to the Company to beneficially own more than 5 percent of the Common Stock.

                                                                     COMMON STOCK
                                                              --------------------------
                                                               NUMBER OF
                                                                 SHARES
                                                              BENEFICIALLY    PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER                OWNED(1)        CLASS
            ------------------------------------              ------------    ----------
Singleton Group LLC.........................................   4,663,056         21.4%
  335 Maple Drive, Suite 177
  Beverly Hills, CA 90210
Fayez S. Sarofim............................................   1,436,820(2)       6.6%
  Two Houston Center, Suite 2907
  Houston, TX 77010
Mario J. Gabelli............................................   1,597,350(3)       7.3%
  One Corporate Center
  Rye, NY 10580-1435

---------------
(1) The information in this table is based on information supplied by principal stockholders of Argonaut Group and on any Schedules 13D or 13G filed with the Securities and Exchange Commission. A person is deemed to be the beneficial owner of shares if such person, either alone or with others, has the power to vote or to dispose of such shares. Shares beneficially owned by a person include shares of which the person the right to acquire beneficial ownership within 60 days, including under stock options that were exercisable on February 23, 2001 or that become exercisable within 60 days after February 23, 2001. Unless otherwise indicated in the footnotes below, the persons and entities named in this table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Mr. Sarofim may be deemed to be the beneficial owner of 1,436,820 shares of Common Stock. Of those shares, Mr. Sarofim has sole voting and dispositive power with respect to 648,776 shares which are owned of record and beneficially by him, and may be deemed to have shared voting power as to 743,922 shares and shared dispositive power as to 788,044 shares. Of the securities which are not subject to sole voting and dispositive power, 287,287 are held in investment advisory accounts managed by Fayez Sarofim & Co. for numerous clients, 409,506 are held by Sarofim International Management Company for its own account and 88,338 are held in client accounts managed by Sarofim Trust Co. Fayez Sarofim & Co. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, of which Mr. Sarofim is Chairman of the Board, President and, through a holding company, the majority stockholder. Sarofim International Management Company and Sarofim Trust Co are wholly owned subsidiaries of Fayez Sarofim & Co. Additionally, trusts of which Mr. Sarofim is a trustee own 2,913 shares as to which Mr. Sarofim shares voting and dispositive power but has no beneficial interest.

(3) Mr. Mario Gabelli is the Chief Executive Officer and Chief Investment Officer of Gabelli Funds, Inc. and GAMCO Investors, Inc., and is a director/trustee of all registered investment companies advised by Gabelli Funds, Inc. Mario Gabelli may be deemed to be the beneficial owner of 1,597,350 shares of Common Stock held by the following entities: Gabelli Funds, LLC, as agent; 304,000 shares, GAMCO Investors, Inc., as agent; 1,255,050 shares, Gabelli Fund, LDC; 300 shares, Gabelli Associates Limited; 11,000 shares, and Gabelli Foundation, Inc. 27,000 shares. Each of these funds has sole voting and dispositive powers, except that (i) GAMCO Investors does not have the authority to vote 69,000 of the reported shares,
    (ii) Gabelli funds has sole dispositive power and voting power so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in Argonaut Group and, in that event, the Proxy Voting Committee of each Fund shall respectively vote that Fund's shares,
    (iii) at any time, the Proxy Voting Committee of each such Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations and (iv) the power of Mario Gabelli is indirect with respect to securities beneficially owned directly by the various entities of Gabelli Funds, Inc.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 23, 2001 of (i) each director or director nominee of the Company, (ii) each executive officer of the Company for whom information is given in the summary compensation table in this proxy statement and (iii) all directors, director nominees and executive officers of the Company as a group.

                                                                     COMMON STOCK
                                                         ------------------------------------
                                                            NUMBER OF SHARES       PERCENT OF
               NAME OF BENEFICIAL OWNER                  BENEFICIALLY OWNED(1)       CLASS
               ------------------------                  ----------------------    ----------
George A. Roberts......................................          241,815(2)           1.1%
Michael T. Gray........................................            2,750(2)             *
Jerrold V. Jerome......................................           32,844(2)           0.2%
Judith R. Nelson.......................................            1,750(2)             *
John R. Power, Jr. ....................................              750(2)             *
Fayez S. Sarofim.......................................        1,437,570(2)(3)        6.6%
Mark E. Watson, III....................................           88,694(4)           0.4%
Gary V. Woods..........................................              750(2)             *
James B Halliday.......................................           92,420(5)           0.4%
Mark W. Haushill.......................................                0                *
Harold L. Lavender.....................................                0                *
John W. Polak..........................................           17,098(6)           0.1%
All directors, director nominees and executive officers
  as a group (12 persons)..............................        1,916,441(1)(2)        8.8%

---------------
 *  Less than 1 percent of the outstanding Common Stock.

(1) The information in this table is based on information supplied by directors, director nominees and executive officers of the Company and on any Schedules 13D or 13G filed with the Securities and Exchange Commission. A person is deemed to be the beneficial owner of shares if such person, either alone or with others, has the power to vote or to dispose of such shares. Shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days, including under stock options that were exercisable on February 23, 2001 or that become exercisable within 60 days after February 23, 2001. Unless otherwise indicated in the footnotes below, the persons and entities named in this table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Includes 750 shares which the director has the right to acquire within 60 days after February 23, 2001 through the exercise of options.

(3) Mr. Sarofim's stock ownership is presented as of February 15, 2001. See also footnote (2) to the preceding table. Percentages are based on the number of shares outstanding and entitled to vote on the record date, February 23, 2001.

(4) Includes 87,500 shares which Mr. Watson has the right to acquire within 60 days after February 23, 2001 through the exercise of options.

(5) Includes 76,750 shares which Mr. Halliday has the right to acquire within 60 days after February 23, 2001 through the exercise of options.

(6) Includes 17,000 shares which Mr. Polak has the right to acquire within 60 days after February 23, 2001 through the exercise of options.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     Eight directors are to be elected at the Annual Meeting to serve for a term of one year or until the election and qualification of their successors. Returned proxies will be voted in favor of electing the eight nominees named below as directors of Argonaut Group unless authority to so vote is withheld. Each nominee is currently a director. Proxies will be voted for substitute nominees in the event that any of the present nominees is unwilling or unable to serve. Argonaut Group is not presently aware of the unwillingness or inability of any nominee to serve. The eight nominees receiving the greatest number of votes cast will be elected directors. The table set forth below lists the name and age of each of the nominees for election as director, and the positions and offices that each such person holds with the Company.

                NAME                             POSITIONS AND OFFICES WITH COMPANY              AGE
                ----                             ----------------------------------              ---
Jerrold V. Jerome....................  Chairman of the Board(1)(2)(3)(4)                         71
Michael T. Gray......................  Director(4)                                               40
Judith R. Nelson.....................  Director(2)                                               60
John R. Power, Jr. ..................  Director(2)(4)                                            45
George A. Roberts....................  Director(1)(3)(4)                                         82
Fayez S. Sarofim.....................  Director(4)                                               72
Mark E. Watson, III..................  President, Chief Executive Officer and Director(1)(3)     36
Gary V. Woods........................  Director (2)(3)                                           57

---------------
(1) Member of the Executive Committee of the Board of Directors.

(2) Member of the Audit Committee of the Board of Directors.

(3) Member of the Investment Committee of the Board of Directors.

(4) Member of the Compensation Committee of the Board of Directors.

     The Board of Directors recommends a vote FOR election of the nominees listed above as directors.

BUSINESS EXPERIENCE OF NOMINEES

     Jerrold V. Jerome is a retired executive. Mr. Jerome became a director of the Company in October 1998 and became Chairman of the Board in April 2000. He was Chairman of the Board of Directors of Unitrin, Inc. from February 1994 to December 1998 and remains a director of Unitrin, Inc.

     Michael T. Gray has been President and a director of The Gray Insurance Company since 1996. Previously Mr. Gray served in senior management with The Gray Insurance Company for more than five years. He was named to the Company's Board of Directors in June 1999.

     Judith R. Nelson is a retired executive. Ms. Nelson was employed at Teledyne, Inc. until l997 where she held the position of General Counsel and Corporate Secretary for more than five years. She was named to the Argonaut Group Board in January, 2000.

     John R. Power, Jr. has been President of the Patrician Group, a private investment firm located in Lisle, Illinois, for more than five years. Mr. Power currently serves as a member of America West's Advisory Board and is a board member of Case Corporation's financial subsidiary. He was named to the Company's Board of Directors in January 2000.

     George A. Roberts is a retired executive. Dr. Roberts was Chairman of the Board of Directors of the Company from December 1998 to April 2000. He is a currently a director of the Internet Law Library.

     Fayez S. Sarofim is the Chairman of the Board and President of Fayez Sarofim & Co., a registered investment advisor. Mr. Sarofim has held these positions for more than five years. He is currently a director of Kinder Morgan Inc. and Unitrin, Inc.

     Mark E. Watson, III has been President and Chief Executive Officer of the Company since January 2000. Mr. Watson joined the Company as Vice President in September 1999. He is a principal of Aquila Capital Partners, a San Antonio, Texas based investment firm, and served from 1992 to 1998 as a director and Executive Vice President, General Counsel and Secretary of Titan Holdings, Inc., a property and casualty insurance company. Mr. Watson was named to the Company's Board of Directors in June 1999.

     Gary V. Woods has been President of McCombs Enterprises for more than five years. Mr. Woods currently serves on the Boards of Ilex Oncology, Inc. and the Cancer Therapy and Research Center. He was named to the Company's Board of Directors in March 2000.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During 2000, the standing Committees of the Board of Directors were the Executive Committee, the Audit Committee, the Investment Committee and the Compensation Committee. The Company does not have a nominating committee; this function is handled by the full Board of Directors. The Executive Committee consists of Messrs. Jerome, Roberts and Watson. Except for certain powers which, under Delaware law, may only be exercised by the full Board of Directors, the Executive Committee exercises all powers and authority of the Board of Directors in the management of the business of the Company. The Audit Committee consists of Messrs. Jerome, Power, Woods and Ms. Nelson. Messrs. Jerome, Power, Woods and Ms. Nelson are each an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee operates pursuant to a written charter (a copy of which is attached as Appendix A to this proxy statement) and is responsible for monitoring and overseeing the Company's internal auditing procedures and internal controls, as well as the independent audit of the Company's consolidated financial statements by the Company's independent auditors, Arthur Andersen LLP ("Arthur Andersen"). The Audit Committee also reviews audit and non-audit fees paid to Arthur Andersen. The Investment Committee consists of Messrs. Jerome, Roberts, Watson and Woods. The Investment Committee sets the Company's investment policy. All investment transactions are ratified by the full Board of Directors. The Compensation Committee consists of Messrs. Jerome, Gray, Power, Roberts and Sarofim. The Compensation Committee approves and reports to the Board of Directors on the annual compensation of the executive officers. The full Board of Directors approves all actions related to the Company's Stock Option Plan.

     Between January 1, 2000 and December 31, 2000 the Board of Directors met 6 times, the Executive Committee met 2 times, the Audit Committee met 4 times, the Compensation Committee met 2 times and the Investment Committee met 4 times. During that time, all directors attended 75 percent or more of the meetings of the Board of Directors and Committees of the Board on which they serve, with the exception of Mr. Fayez Sarofim, who attended 67 percent.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company or its subsidiaries receive a retainer of $30,000 per year paid quarterly. In addition, the Chairmen of the Executive and Audit Committees receive a retainer of $20,000 per year paid quarterly. Other non-employee members of the Executive and Audit Committees receive a retainer of $8,000 per year paid quarterly. All directors also receive an additional $1,500 for attendance at each meeting of the Board of Directors. Directors who are not employees also receive a yearly stock option grant to purchase 3,000 shares of Common Stock.

                               EXECUTIVE OFFICERS

     The following table sets forth, for each executive officer of the Company, such person's name, age and position with the Company and its principal subsidiaries. Each such executive officer serves at the pleasure of the Board of Directors.

                NAME                                  POSITION                   AGE
                ----                                  --------                   ---
Mark E. Watson, III..................  President and Chief Executive Officer     36
Mark W. Haushill.....................  Vice President, Secretary and
                                       Treasurer                                 39
Harold L. Lavender...................  Vice President                            42
John W. Polak........................  Vice President                            52

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     Mark E. Watson, III became President and Chief Executive Officer of Argonaut Group on January 21, 2000. See "Election of Directors -- Business Experience of Nominees" above for a description of Mr. Watson's business experience.

     Mark W. Haushill joined Argonaut Group in December 2000 and was appointed Vice President, Secretary and Treasurer on January 30, 2001. Prior to joining Argonaut Group, Mr. Haushill assisted in the management of the Treasury/Capital Management operations of United Services Automobile Association (USAA) from June 1998 to December 2000. Previously to USAA, Mr. Haushill was the Vice President and Controller of Titan Holdings, Inc.

     Harold L. Lavender joined Argonaut Group as Vice President in November of 2000. Prior to joining Argonaut Group, Mr. Lavender was the Chief Technical Architect and a Consultant to the Chief Technology Officer with Farmers Insurance Group in Los Angeles from April 1999 to November 2000. Prior to Farmers, Mr. Lavender served as Vice President of Information Delivery with Associates First Capital in Dallas from June 1997 to April 1999. Prior to that he was a Vice President at Fidelity Investments.

     John W. Polak joined Argonaut Group as Vice President in March of 1997. He was made President of Argonaut Great Central Insurance Company, a subsidiary of Argonaut Group, in August, 1999. Prior to joining Argonaut, Mr. Polak was Chief of Staff of Personal Lines at CNA.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation paid during each of the years ended December 31, 2000, 1999 and 1998 to Company's Chief Executive Officer and each Argonaut Group executive officer whose salary plus bonus exceeded $100,000 during the year ended December 31, 2000 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                                                         COMPENSATION
                                              ANNUAL COMPENSATION           AWARDS        ALL OTHER
                                          ---------------------------    ------------    COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR    SALARY($)(1)    BONUS($)(1)     OPTIONS(#)        ($)(2)
  ---------------------------     ----    ------------    -----------    ------------    ------------
Mark E. Watson, III.............  2000      360,000             --         350,000          3,825
  President and Chief             1999       86,480             --              --          1,895
  Executive Officer               1998           --             --              --             --
James B Halliday(3).............  2000      193,125         32,000          35,000          3,825
  Vice President, Secretary       1999      185,000         32,000              --          3,600
  and Treasurer                   1998      174,375         60,000          20,000          3,600
Mark W. Haushill(4).............  2000        9,711             --          25,000             --
  Vice President, Secretary       1999           --             --              --             --
  and Treasurer                   1998           --             --              --             --
Harold L. Lavender(5)...........  2000       26,040             --          25,000             --
  Vice President                  1999           --             --              --             --
                                  1998           --             --              --             --
John W. Polak...................  2000      191,846         22,000          12,000          3,323
  Vice President                  1999      186,102         25,000           8,000          3,600
                                  1998      181,000         30,000              --          3,614

---------------
(1) Amounts include cash compensation earned by executive officers, including amounts deferred under the Company's 401(k) Retirement Savings Plan.

(2) Amounts shown are the Company's contributions to the 401(k) Retirement Savings Plan.

(3) Mr. Halliday resigned as Vice President and Treasurer of the Company in December 2000, and as Corporate Secretary in January, 2001. He is currently serving as Senior Vice President of Business Development for Argonaut Insurance Company, a subsidiary of the Company.

(4) Mr. Haushill began employment with the Company as a Vice President in December 2000.

(5) Mr. Lavender began employment with the Company as a Vice President in November 2000.

OPTION GRANTS

     The following table sets forth certain information with respect to individual grants of stock options to the named executive officers during the year ended December 31, 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
                               ----------------------------------------------------------
                               NUMBER OF
                               SECURITIES      PERCENT OF
                               UNDERLYING    TOTAL OPTIONS       EXERCISE
                                OPTIONS        GRANTED TO        OR BASE                      GRANT DATE
                                GRANTED        EMPLOYEES          PRICE        EXPIRATION    PRESENT VALUE
            NAME                 (#)(1)      IN FISCAL YEAR    ($/SHARE)(2)       DATE          ($)(3)
            ----               ----------    --------------    ------------    ----------    -------------
Mark E. Watson, III..........   350,000           53.7%              (4)             (4)        764,024
James B Halliday.............    35,000            5.4%           18.625         3/14/11         72,800
Mark W. Haushill.............    25,000            3.8%           18.375        12/09/11         27,771
Harold L. Lavender...........    25,000            3.8%           16.500        11/21/11         26,948
John W. Polak................    12,000            1.8%           18.625         3/14/11         24,960

---------------
(1) The options granted become exercisable or vest in annual installments of 25 percent beginning on the first anniversary of the date of grant.

(2) The exercise price is payable in cash or by delivery of already owned shares of the Common Stock with a market value equal to the exercise price.

(3) Calculated using the Black-Scholes option pricing model with the following assumptions: expected volatility (18.61 percent (Jan), 19.20 percent (Mar), 21.60 percent (Nov) and 21.83 percent (Dec), based on the month-end share closing prices and dividends paid for the four years ending the month prior to the respective grant date), risk-free rate of return (6.95 percent (Jan),
    6.62 percent (Mar), 5.86 percent (Nov) and 5.58 percent (Dec) based on the U.S. Treasury Strip Rate as of the grant date at or as close to the expiration date as possible), dividend yield (6.64 percent (Jan), 6.90 percent (Mar), 8.84 percent (Nov) and 8.99 percent (Dec) based on the total dividends paid during the twelve months prior to each grant date ($1.64 per share)). Use of the Black-Scholes model should not be viewed as a forecast of the future performance of the Common Stock. Such performance will be determined by future events and unknown factors.

(4) Mr. Watson was granted options to purchase (i) 200,000 shares of Common Stock at $18.375 per share which expire on January 22, 2011 and (ii) 150,000 shares of Common Stock at $18.625 per share which expire on March 14, 2011.

OPTION EXERCISES AND YEAR-END VALUES

     The following table sets forth certain information with respect to the exercise of options during the year ended December 31, 2000 by the named executive officers and the value of unexercised options held by the named executive officers as of December 31, 2000.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                     NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                         SHARES                        OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS AT
                        ACQUIRED       VALUE              YEAR-END(#)                  FISCAL YEAR-END($)
                       ON EXERCISE    REALIZED    ----------------------------    ----------------------------
        NAME               (#)          ($)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           -----------    --------    -----------    -------------    -----------    -------------
Mark E. Watson,
  III................      --           --              --          350,000           --            881,250
James B Halliday.....      --           --          63,000           45,000           --             83,125
Mark W. Haushill.....      --           --              --           25,000           --             65,625
Harold L. Lavender...      --           --              --           25,000           --            112,500
John W. Polak........      --           --          11,000           21,000           --             28,500

PENSION PLAN

     Employees of Argonaut Group and subsidiaries are provided retirement benefits under the Argonaut Group, Inc. Retirement Plan (the "Pension Plan"), a defined benefit retirement plan. The Pension Plan benefit after 30 years of participation is equal to 40% of an individual's average total cash compensation over the sixty consecutive months of the highest cash compensation during the one hundred twenty months preceding termination of employment. The benefit is prorated for less than 30 years of participation in the Pension Plan.

     In the case of employees who were employed by Teledyne, Inc. before October 1, 1991, Pension Plan participation will include participation in the Teledyne, Inc. Retirement Plan (the "Teledyne Plan"). Compensation for participation accrued under the Teledyne Plan will be based on cash compensation earned during the period of Teledyne employment. If an employee's participation in the Pension Plan includes participation in the Teledyne Plan and that employee will receive a benefit from the Teledyne Plan, the benefit calculated under the Pension Plan will be reduced by the benefit payable under the Teledyne Plan.

     Benefits are payable to unmarried individuals in the form of a single life annuity unless the employee elects another form of benefit. Benefits are payable to married individuals in the form of a joint and 50% survivor annuity unless another form of benefit is elected. For retirement prior to age 65, benefits are reduced on an actuarial basis according to age. Annual Plan benefits at age 65 are illustrated as follows:

                               PENSION PLAN TABLE

                                                                 YEARS OF SERVICE
                                                   --------------------------------------------
                 AVERAGE ANNUAL                                                         30 OR
               CASH COMPENSATION                      15          20          25         MORE
               -----------------                   --------    --------    --------    --------
  $125,000......................................   $ 25,000    $ 33,333    $ 41,667    $ 50,000
   150,000......................................     30,000      40,000      50,000      60,000
   175,000......................................     35,000      46,667      58,333      70,000
   200,000......................................     40,000      53,333      66,667      80,000
   225,000......................................     45,000      60,000      75,000      90,000
   250,000......................................     50,000      66,667      83,333     100,000
   300,000......................................     60,000      80,000     100,000     120,000
   400,000......................................     80,000     106,667     133,333     160,000
   450,000......................................     90,000     120,000     150,000     180,000
   500,000......................................    100,000     133,333     166,667     200,000
   625,000......................................    125,000     166,667     208,333     250,000

     Section 415 of the Internal Revenue Code ("Code") limits the amount of benefits payable under tax-qualified retirement plans such as the Pension Plan. For calendar year 2000, the limit was $135,000. In addition, the Code imposes an annual limit upon the amount of compensation which may be included in the calculation of a benefit from a tax-qualified plan. In 2000, the maximum includable compensation was $170,000. These limits are adjusted periodically for increases in the cost of living. The benefits listed in the Pension Plan Table are not subject to any deduction for Social Security or other offset amounts. The Company has adopted the Argonaut Group, Inc. Pension Equalization Plan ("Pension Equalization Plan") to restore retirement benefits which would be payable under the Pension Plan (set forth in the preceding table) but for the limits imposed by the Code. An employee's benefit under the Pension Equalization Plan will be the difference between the amount calculated under the Pension Plan without limitation and the amount calculated under the Pension Plan with limitation. If an employee's participation in the Pension Plan includes participation in the Teledyne Plan and that employee will receive a benefit from both the Pension Equalization Plan and the Teledyne Pension Equalization Plan, the benefit calculated under the Pension Equalization Plan will be reduced by the benefit payable under the Teledyne Pension Equalization Plan.

     The number of years of service credited toward the determination of benefits under the Pension Plan, Predecessor Plan and Pension Equalization Plan as of December 31, 2000 for Mark E. Watson, III is

0.3 years, James B Halliday is 26.3 years, Mark W. Haushill is none, Harold L. Lavender is none, and John W. Polak is 2.8 years.

INDEMNIFICATION

     Under its Certificate of Incorporation, Argonaut Group is obligated to indemnify its directors and officers to the fullest extent permitted by Delaware law. The Certificate of Incorporation makes such indemnification rights contract rights and entitles directors and officers to initiate legal action against Argonaut Group to enforce such indemnification rights.

     Argonaut Group's Certificate of Incorporation also provides that, to the fullest extent permitted by Delaware law, a director shall not be liable to Argonaut or its stockholders for monetary damages for breach of fiduciary duty as a director. However, the Certificate of Incorporation does not eliminate a director's liability for breach of the duty of loyalty, acts or omissions not in good faith, certain payments not permitted under Delaware General Corporation Law, or transactions in which the director derives an improper benefit.

SECTION 16(a) Beneficial Ownership Reporting Compliance

     The Company believes that during 2000 all reports for the Company's executive officers and directors that were required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Securities Act") were timely filed with the exception of Fayez Sarofim who filed on March 14, 2001 his Annual Statement of Beneficial Ownership of Securities to report the stock option grant to purchase 3,000 shares of Common Stock.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this proxy statement, in whole or in part, this Compensation Committee Report on Executive Compensation and the Performance Graph on page 14 shall not be incorporated by reference into any such filings.

GENERAL

     The Argonaut Group Board of Directors has established a Compensation Committee with authority to set all forms of compensation of the Company's executive officers except the grant of stock options. The full Board retains the administration of the Company Stock Option Plan (including any successor plan) and makes the determination of persons to whom options may be granted.

COMPENSATION PHILOSOPHY

     The Board's compensation philosophy is that compensation for the chief executive officer and other executive officers should encourage and reward annual and long-term corporate and individual performance, as measured by the attainment of specific goals for the creation of long-term stockholder value. Also, the level of compensation should allow the Company to attract, retain, and reward executive officers who contribute to the long-term success of the Company. The compensation of the chief executive officer and other executive officers of the Company comprises cash compensation and long-term incentive compensation in the form of stock options.

COMPENSATION PACKAGE

     For 2000, the compensation package of the Company's executive officers consisted of annual base salary, discretionary bonuses and stock options. In setting 2000 compensation, the Committee considered the specific factors discussed below:

  Base Salary

     In setting the executive officers' base salaries for 2000 (effective April
1), the Committee considered the performance of the executive officers' respective business units, as well as executive officers' individual performance. The entire Company was the business unit of certain executive officers, while subsidiaries or departments for which they were responsible were the business units of other executive officers. Specific factors considered were the same as those described below for consideration of a bonus award.

  Bonus Awards

     While bonuses to executive officers are discretionary, the Committee has established specific goals for each executive officer to measure both individual performance and Company performance. In particular, the Committee considers the performance of the executive officer's business unit as well as his success in achieving specific personal goals. Targets for measuring both business unit results and achievement of personal goals are set at the beginning of the year, after review by the officer's immediate superior and the Committee. Areas considered include achieving specific objectives such as operating income, net cash flow from operations, profitable new business, retention of current business, and the efficient operation of the executive officer's department. Bonuses are generally awarded in April of a given year for service in the preceding year. Bonuses have not yet been determined or awarded for the 2000 year.

     To evaluate the performance of the other executive officers during 2000, the Compensation Committee assessed specific results achieved by the Company, each executive officer's business unit, and each executive officer's success in achieving previously agreed upon personal goals. After completing its review and analysis of the foregoing factors and recommendations, the Committee determined the bonus to be awarded to the executive officers. The specific weight given to each factor varied depending on the responsibilities of the executive officer, but was primarily weighted toward business unit performance.

  Stock Options

     The purpose of the Stock Option Plan is to provide long-term incentives for the executive officers to maximize stockholder value by creating a direct link between executive compensation and long-term stockholder return. The Board meets to discuss the grant of stock options at least annually, with each executive officer being considered for an award periodically at the sole discretion of the Board.

     In determining the amount of options, if any, to be granted in a fiscal year under the stock option plan, the Board has considered the same factors set forth above, as well as the amount of options previously granted.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Watson's annual base salary for 2000 was $360,000. Since Mr. Watson was named to his current position in January, 2000, the Committee considered Mr. Watson's previous experience and the compensation of others in the industry in comparable positions in setting his initial salary and recommended stock option grants. In the future, the Committee will review similar factors of those described above for executive officers of the Company. As discussed above, the Committee has not yet determined or awarded bonuses for 2000 service.

                                          COMPENSATION COMMITTEE:

                                          Jerrold V. Jerome
                                          Michael T. Gray
                                          John R. Power, Jr.
                                          George A. Roberts
                                          Fayez S. Sarofim

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The following non-employee directors, Messrs. Jerome, Gray, Power, Roberts and Sarofim, served as members of the Compensation Committee of the Company during the fiscal year ended December 31, 2000. The entire Board of Directors administered the Company's Stock Option Plan during the fiscal year ended December 31, 2000.

FAYEZ SAROFIM & CO.

     The Company and Fayez Sarofim & Co. ("Investment Manager") are parties to an agreement dated November 11, 1995 (the "Investment Management Agreement"), whereby the Investment Manager has agreed to make investment decisions with respect to and otherwise manage certain funds deposited by the Company for that purpose. The Investment Manager is owned 100% by the Sarofim Group, Inc. the majority of which is owned by Fayez Sarofim, a director of the Company. Through March 15, 2001, the Company had deposited $100 million into the managed account. Under the Investment Management Agreement, the Investment Manager is entitled to a fee, calculated and payable quarterly based upon a graduated schedule with a maximum rate of 0.75% and a minimum rate of 0.20%. The average fee as of December 31, 2000 was approximately 0.26% per annum of the market value of the currently managed equity assets, and 0.20% per annum of the market value of fixed income assets. Currently no fixed assets are being managed. The Investment Management Agreement does not have a specified term but is terminable by either party at any time on 30 days advance written notice. Argonaut Group paid Fayez Sarofim & Co. $659,448 for services provided in 2000.

     The Company believes that the transactions described above have been entered into on terms no less favorable than could have been negotiated with non-affiliated third parties.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors is composed of Messrs. Jerome, Power, Woods and Ms. Nelson.

     The Audit Committee has reviewed and discussed the Company's consolidated financial statements with management. The Audit Committee has discussed with Arthur Andersen the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU sec.
380). The Audit Committee has received the written disclosures and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Indepen-dence Discussions with Audit Committees) and has discussed with Arthur Andersen that firm's independence.

     Based upon the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE:

                                          Gary V. Woods
                                          Jerrold V. Jerome
                                          Judith R. Nelson
                                          John R. Power, Jr.

                               PERFORMANCE GRAPH

     The graph below compares the yearly percentage change in the cumulative total stockholder return on the Common Stock with the cumulative total return of companies in the Standard and Poor's 500 Index, the SNL Property Casualty Insurance Index and the S&P Property Casualty Insurance Index. The graph assumed $100 invested on January 1, 1995 in stock of the Corporation and the companies on each of these indices.

     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
[PERFORMANCE GRAPH]

                                                                                         SNL PROPERTY &
                                                                                       CASUALTY INSURANCE      S&P PROPERTY AND
                                        ARGONAUT GROUP, INC.         S&P 500                 INDEX              CASUALTY INDEX
                                        --------------------         -------           ------------------      ----------------
12/31/95                                       100.00                 100.00                 100.00                 100.00
12/31/96                                        99.23                 122.86                 121.54                 117.41
12/31/97                                       115.06                 163.86                 174.69                 167.29
12/31/98                                        87.73                 210.64                 169.07                 153.49
12/31/99                                        75.88                 254.97                 125.71                 112.28
12/31/00                                        87.98                 231.74                 180.29                 171.28

                                                Period Ending
                       ---------------------------------------------------------------
--------------------------------------------------------------------------------------
       Index           12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
--------------------------------------------------------------------------------------
 Argonaut Group,
  Inc.                  100.00      99.23     115.06      87.73      75.88      87.98
 S&P 500                100.00     122.86     163.86     210.64     254.97     231.74
 SNL Property &
  Casualty Insurance
  Index                 100.00     121.54     174.69     169.07     125.71     180.29
 S&P Property &
  Casualty Insurance
  Index                 100.00     117.41     167.29     153.49     112.28     171.28
--------------------------------------------------------------------------------------

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has been selected as the Company's independent public accountants for the year 2001. It is expected that a representative of Arthur Andersen LLP will be present at the Annual Meeting. Such representative will be afforded an opportunity to make a statement if he or she desires to do so and will be available for the purpose of responding to appropriate questions.

AUDIT FEES

     The aggregate fees billed to the Company by Arthur Andersen for professional services rendered for the audit of the Company's consolidated financial statements for the year ended December 31, 2000 and the reviews of the Company's consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 were $151,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     There were no aggregate fees billed to the Company by Arthur Andersen for professional services rendered for financial information systems design and implementation for the year ended December 31, 2000.

ALL OTHER FEES

     Other than the fees listed above, Arthur Andersen billed $67,000 for services rendered for the year ended December 31, 2000.

     The Audit Committee has considered whether the provision of services other than audit services, to the Company by Arthur Andersen is compatible with maintaining Arthur Andersen's independence.

                                   FORM 10-K

     Enclosed with the mailing of this proxy statement, the Company is furnishing to each of its stockholders a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2000. Stockholders entitled to vote at the Annual Meeting may obtain a copy of the Company's Annual Report on Form 10-K for the year ended 2000, without charge, upon written request to Mark W. Haushill, Secretary, Argonaut Group, Inc., 10101 Reunion Place, Suite 800, San Antonio, Texas 78216.

                       STOCKHOLDER PROPOSALS AT THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

     In accordance with the rules established by the SEC, any stockholder proposal submitted pursuant to Rule 14a-8 intended for inclusion in the proxy statement and form of proxy for next year's annual meeting of stockholders must be received by Argonaut Group no later than November 2, 2001. Proposals should be submitted to Mark W. Haushill, Secretary, Argonaut Group, Inc., 10101 Reunion Place, and Suite 800, San Antonio, Texas 78216. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and must be a proper subject for stockholder action under Delaware law.

                                 OTHER MATTERS

     The management of the Company knows of no other matters which may come before the Annual Meeting. However, if any matters other than the election of directors should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Mark W. Haushill
                                          Secretary

March 23, 2001

                                                                      APPENDIX A

                                    CHARTER
                                     OF THE
                                AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                        ARGONAUT GROUP, INC. ("COMPANY")

     A. Objectives, Duties and Responsibilities. The Audit Committee of the Company's Board of Directors (the "Committee") shall assist the Board in fulfilling its oversight responsibilities with respect to the Company's financial reporting practices, accounting policies, systems of internal control, and the audit processes of the Company's internal auditors and independent public accountants.

     B. Composition of Committee. The Committee shall consist of three or more directors appointed annually by the Board of Directors. The Committee shall select one of its members as the Chairman of the Committee. Each member of the Committee shall satisfy the definition of independence contained in the listing requirements of the Nasdaq Stock Market or such other securities market or exchange on which the Company's common stock may from time to time be listed or qualified for trading (the "Listing Requirements"); provided that a director who does not satisfy such definition may be appointed to the Committee under the circumstances described in such Listing Requirements. Each member of the Committee shall also be financially literate, either at the time such director first becomes a member of the Committee or within a reasonable period of time thereafter, and at least one member of the Committee shall have accounting or related financial management expertise.

     C. Independent Public Accountants.

     1. The Company's independent public accountants shall ultimately be accountable to the Board of Directors and to the Committee, as representatives of the Company's shareholders. For each fiscal year, the Committee shall review management's recommendations with respect to the selection of independent public accountants to audit the books and accounts of the Company and its subsidiaries for such year, as well as the proposed scope of such audit, the proposed fees therefor and the reports to be rendered in connection therewith. The Committee shall then report to the Board of Directors whether or not it concurs in management's recommendations with respect to the foregoing matters and, if it does not concur in any such recommendations, the reasons therefor and any alternative recommendations it may have.

     2. The Committee shall require the Company's independent public accountants to provide it annually (or more frequently in the Committee's discretion) with a formal written statement delineating all relationships between such public accountants and the Company, consistent with Independence Standards Board Standard 1 (or any successor standard) and shall engage in a dialogue with such public accountants with respect to any disclosed relationships or services which may impact the objectivity and independence of such public accountants. The Committee shall be responsible for taking, or recommending to the Board of Directors that the Board takes, appropriate actions to ensure the independence of the independent public accountants.

     3. At least annually, the Committee shall discuss with the Company's independent public accountants such independent public accountant's judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting and shall include such matters as the consistency of the Company's accounting policies and their application, the clarity and completeness of the Company's financial statements, including related disclosures, and the faithfulness, verifiability and neutrality of the accounting information included in such financial statements in each case as defined and interpreted in Statement of Accounting Standards No. 61, as amended from time to time, or any successor provisions.

     4. Prior to the filing of each Quarterly Report on Form 10-Q with the Securities and Exchange Commission, the Committee shall review such Report and require the Company's independent public accountants to conduct a quarterly interim financial review in accordance with professional standards and procedures for conducting such reviews as established by generally accepted auditing standards, as may be modified or supplemented by the SEC, and to communicate the results of such review in accordance with such standards and procedures.

     D. Internal Auditors. The Committee shall at least annually or otherwise as appropriate:

     1. Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

     2. Review the plans, budget, and staffing of the Internal Audit department and shall inquire of the independent public accountants as to the competence and adequacy of internal audit personnel.

     3. Review the Internal Audit department's compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

     4. Review with the internal auditors the results of all reviews of compliance with the Company's code of ethics.

     E. Oversight of Audit Process. The Committee shall:

     1. Inquire of management, the internal auditors, and the independent public accountants about significant risks or exposures to the Company and assess the steps management has taken or should take to minimize such risks and exposures.

     2. Review with the independent public accountants and the internal auditors their plans (and subsequent changes to such plans) for the annual audits of the Company and its subsidiaries and the coordination of such plans. This review shall also include a discussion of the work performed by the independent public accountants outside the scope of the annual audits of the Company and its subsidiaries.

     3. Review with the independent public accountants and the internal auditors the adequacy of the Company's internal controls and their recommendations, if any, to management for improvements in accounting and computerized systems and internal controls, including any difficulties encountered during their respective reviews.

     4. Maintain, through regularly scheduled meetings, a direct line of communication between the Board of Directors and the independent public accountants and the internal auditors and afford to the independent public accountants and the internal auditors a private, confidential audience at any time they desire and request it, through the Committee Chairman, with or without the knowledge of management.

     F. Miscellaneous. The Committee shall:

     1. Meet at all regularly scheduled meetings of the Board of Directors and at any time deemed necessary by the Chairman or the Committee. The Committee shall report its activities to the Board of Directors at each meeting of the Board and otherwise as appropriate.

     2. Meet with management and other employees, as appropriate, to discuss matters which may have an impact on the financial statements.

     3. Conduct or authorize an investigation into any matter brought to its attention, which falls within the scope of its duties and responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     G. Review of Charter. The Committee shall review and assess the adequacy of this Charter on an annual basis.

     H. Minutes of Meetings. Minutes of each meeting of the Committee shall be prepared by a person designated by the Chairman as the secretary of such meeting and shall be submitted to the Committee for approval at its next meeting. All such minutes shall be filed with the records of the Company.

Adopted March 16, 2001

                                                                      1720-PS-01

                                     PROXY

                              ARGONAUT GROUP, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 MARCH 23, 2001

The undersigned stockholder of Argonaut Group, Inc. (the "Company") hereby appoints MARK E. WATSON, III and MARK W. HAUSHILL, and each of them, with the full power of substitution to each, true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote as specified herein, all shares of Common Stock of the Company held of record by the undersigned on February 23, 2001 at the 2001 Annual Meeting of Stockholders of the Company to be held on Tuesday, April 24, 2001 at 11:00 a.m. at La Mansion del Rio Hotel, 112 College Street, San Antonio, Texas, 78205, and any adjournments or postponements thereof.


-------------                                                      -------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

-----------------
VOTE BY TELEPHONE
-----------------
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Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

--------------------------------------------------------------------------------
Follow these four easy steps:

1.   Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2.   Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4.   Follow the recorded instructions.
--------------------------------------------------------------------------------
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----------------
VOTE BY INTERNET
----------------
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--------------------------------------------------------------------------------
Follow these four easy steps:

1.   Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2.   Go to the Website http://www.eproxyvote.com/agii

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4.   Follow the instructions provided.
--------------------------------------------------------------------------------
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Go to http://www.eproxyvote.com/agii anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposals 1 AND 2.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated March 23, 2001.

1.   Election of Directors.

NOMINEES: (01) Michael T. Gray, (02) Jerrold V. Jerome, (03) Judith R. Nelson,
          (04) John R. Power, Jr. (05) George A. Roberts, (06) Feyez S. Sarofim,
          (07) Mark E. Watson, III, and (08) Gary V. Woods.

                     FOR      [ ]           [ ]  WITHHELD
                     ALL                         FROM ALL
                   NOMINEES                      NOMINEES

[ ] ______________________________________
    For all nominees except as noted above

                                                 FOR     AGAINST    ABSTAIN
2.   In their discretion, the proxies are        [ ]       [ ]        [ ]
     authorized to vote upon such other
     business as may properly come before
     the meeting or any adjournments thereof.

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                            Please sign exactly as your name appears hereon. Joint owners should each sign. Trustee and others acting in a representative capacity should indicate the capacity in which they sign and give full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                            PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.

Signature: ___________________________________________  Date:___________________

Signature: ___________________________________________  Date:___________________